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April 2000

Welcome to the Advisor's Corner!

This section of the Web site is intended for professional advisor use only.

Lindner Asset Management's staff designed this electronic corner for the benefit of the professional, Registered Advisor community. We intend to use this portion of our Web site for delivering information of value to you and your clients, and for conducting conversation with you and your colleagues. Through the site we invite feedback to those of us who manage the Lindner Family of Funds. Please do send us your comments, notes, suggestions and advice - we read and respond to every message.

Lindner has long been an advocate of the professional advisor. For many years our staff has maintained communication with the advisor community and has encouraged the individual investor to seek the services of a qualified, objective advisor to help prepare investing plans. Throughout our various publications, and here in the Web site, you will see references encouraging investors to seek professional assistance before making investment decisions.

Lindner has developed tools and resources for advisor use. These include the "WWIA" brochure - "Working With An Advisor" - intended for use by the advisor with clients and prospects who have questions about the role of the advisor in their wealth-building and wealth-protection processes. (The popular WWIA is now being updated and will be available to advisors in spring 2000.)

As you may already know, the management team of Lindner Asset Management was reorganized in April 1999, and the reinvigoration process continues. As part of our positioning for the future, we are seeking ways to be of greater value and service to the professional advisor, and, through the advisor, to the community of investors he or she serves.

Watch this space for news and information in the future. If you are not receiving our quarterly "RIA Guide," a useful desktop compendium of news, data, how-to advice for advisors, and other information, please email your request to: (link)marketing@lindnerfunds.com. Copies of recent issues of the Guide, and other Lindner publications, are available for viewing on this Web site.

If you have suggestions or advice for any of our staff concerning the way that Lindner and the advisor community can improve communication, or services, please feel free to contact them directly. Their bios and contact information is found elsewhere in the site. And, as always, I am eager to hear directly from you if you have questions, advice or comments to share. I can be reached at (link)mfinn@lindnerfunds.com.

Mark T. Finn
Chief Operating Officer
Vice Chairman
Lindner Asset Management, Inc.

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